RESQ Strategic Income Fund

Class A Shares (RQIAX)

Class I Shares (RQIIX)

Class C Shares (RQICX)

RESQ Dynamic Allocation Fund

Class A Shares (RQEAX)

Class I Shares (RQEIX)

Class C Shares (RQECX)

(each a series of Northern Lights Fund Trust III)

Supplement dated May 8, 2018 to the Statement of Additional Information

Dated February 1, 2018

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The section entitled “INVESTMENTS AND RISKS – Short Sales” on page 21 of the RESQ Strategic Income Fund and RESQ Dynamic Allocation Fund (collectively the “Funds”) currently effective Statement of Additional Information is replaced with the following:

Short Sales

Short Sales “Against The Box.” The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if, at the time of the short sale, a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security a Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Funds’ custodian or qualified sub-custodian. No more than 10% of the Funds’ net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Funds may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Funds’ long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Funds purchase the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Funds are required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, a Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

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The following replaces the section of the Funds’ Statement of Additional Information entitled “Appendix A – Proxy Voting Policies and Procedures” on page 57 of the Funds’ Statement of Additional Information:

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICY

RESQ INVESTMENT PARTNERS, LLC

The Adviser will vote proxies vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.	Generally the Adviser does not hold common stocks and invests in other mutual funds and ETFs, which have no requirement to have an annual meeting. Therefore, proxy votes on mutual funds and ETFs are rare. All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Adviser’s Chief Compliance Officer.
2.	The Chief Compliance Officer will generally adhere to the following procedures (subject to limited exception):
(a)	A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;
(b)	The Chief Compliance Officer will determine which client(s) of the Adviser holds the security to which the proxy relates;
(c)	Prior to voting any proxies, the Chief Compliance Officer will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Review Team will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.
(d)	If no material conflict is identified pursuant to these procedures, the Review Team will vote the proxy in accordance with the guidelines set forth below. The Review Team will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.
(e)	ResQ Investment Partners, LLC serves as investment adviser to an investment company under Northern Lights Fund Trust III. The Funds invest in other investment companies and exchange traded funds that are not affiliated

(“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of ResQ Investment Partners, LLC to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted.

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Chief Compliance Officer will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its advisory clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.
2.	If a conflict is identified and deemed “material” by the Chief Compliance Officer, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).
3.	With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.

Proxy Voting Guidelines

See Attached

Disclosure of Procedures

In the event that the Adviser is required to prepare the Form ADV 2A (“firm brochure”), a summary of these proxy voting procedures will be included. Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser's proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;
2.	A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;
3.	A record of each vote that the Adviser casts;
4.	A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
5.	A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated February 1, 2018. This document provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Funds toll-free at 1-877-940-2526.

Please retain this Supplement for future reference.